File Nos. 33-1857 & 811-4503

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE TRUST OF ARIZONA
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                       Aquilasm
                                                                 Group of Funds


                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on October 12, 2005


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust") will be held:

Place:            (a)      at the Arizona Biltmore Resort and Spa
                           Gold Room
                           2400 E. Missouri Avenue
                           Phoenix, AZ;

Time:             (b)      on October 12, 2005
                           at 10:00 a.m. Mountain Standard Time;

Purposes:         (c)      for the following purposes:

                           (i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                           (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2006 (Proposal No. 2);

                           (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on July 18, 2005 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

September 7, 2005

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

         The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

                  The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about September 7, 2005.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

                  To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

          To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

         The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.85; Class C Shares, $10.85; and Class Y Shares, $10.88. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 36,357,677; Class C Shares, 952,670; and Class Y Shares, 134,152.

         On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address                Number of shares         Percent of class
of the holder of
record

Institutional 5% shareholders:


Merrill Lynch Pierce            61,702 Class C Shares      6.48%
Fenner & Smith                  19,482 Class Y Shares     14.52%
4800 Deer Lake Dr.
Jacksonville, FL

Piper Jaffray & Co.
800 Nicollet Mall
Minneapolis, MN                 32,684 Class Y Shares     24.37%

McDonald Investment Inc.
4900 Tiedeman Road
Brooklyn, OH                    31,077 Class Y Shares     23.17%

Pershing LLC
P.O. Box 2052
Jersey City, NJ                 12,688 Class Y Shares      9.44%


Additional 5% shareholders:

June W. Reilly
410 East 57th Street
Apt 3C
New York, NY                   58,906 Class C Shares      6.18%

Lorraine Pearson Green
8749 E. Via De Dorado
Scottsdale, AZ                 23,673 Class Y Shares     17.65%

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.



                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October, 2004. All nominees have consented to serve if elected.



Nominees(1)




                                                                       Number of
                         Positions Held                                Portfolios       Other Directorships
                         with                                          in Fund          Held by Trustee
                         Trust and                                     Complex          (The position held is
Name, Address(2)         Length of        Principal Occupation(s)      Overseen         a directorship unless
and Date of Birth        Service(3)       During Past 5 Years          by Trustee       indicated otherwise.)
------------------       ----------       -------------------          ----------       ---------------------

Interested
Trustee (4)

Diana P. Herrmann         Trustee since    Vice Chair and Chief Executive      10                None
New York, NY              1994 and         Officer of Aquila Management
(02/25/58)                President        Corporation, Founder of the
                          since 1998       Aquilasm Group of Funds(5) and
                                           parent of Aquila Investment
                                           Management LLC, Manager since
                                           2004, President and Chief
                                           Operating Officer since 1997, a
                                           Director since 1984, Secretary
                                           since 1986 and previously its
                                           Executive Vice President, Senior
                                           Vice President or Vice President,
                                           1986-1997; Chief Executive
                                           Officer and Vice Chair since 2004
                                           and President, Chief Operating
                                           Officer and Manager of the
                                           Manager since 2003; Vice Chair,
                                           President, Executive Vice
                                           President or Senior Vice
                                           President of funds in the
                                           Aquilasm Group of Funds since
                                           1986; Director of the Distributor
                                           since 1997; trustee, Reserve
                                           Money-Market Funds, 1999-2000 and
                                           Reserve Private Equity Series,
                                           1998-2000; Governor, Investment
                                           Company Institute (2004) and head
                                           of its Small Funds Committee
                                           since 2004; active in charitable
                                           and volunteer organizations.
Non-interested Trustees

Anne J. Mills             Chair of the     President, Loring Consulting         4                 None
Scottsdale, AZ            Board of         Company since 2001; Vice
(12/23/38)                Trustees since   President for Business Affairs,
                          2005 and         Ottawa University, 1992-2001; IBM
                          Trustee since    Corporation, 1965-1991; Budget
                          1986             Review Officer, the American
                                           Baptist Churches/USA, 1994-1997;
                                           director, the American Baptist
                                           Foundation; Trustee, Ottawa
                                           University; and Trustee Emerita, Brown
                                           University.

Ernest Calderon           Trustee since     Founder, Calderon Law Offices,      1                 None
Phoenix, AZ               2004              since 2004; Equity Partner,
(10/24/57)                                  Jennings, Strouss & Salmon, PLC,
                                            1993-2004; member, Arizona Board of
                                            Regents since 2003 and member of the
                                            Governor's Council on Workforce
                                            Policy; President, Grand Canyon
                                            Council of Boy Scouts of America
                                            since 2004; Immediate Past
                                            President, State Bar of Arizona,
                                            2003-2004.


Thomas W. Courtney        Trustee           President, Courtney Associates,    5     Chairman of the Board of
Sewickley, PA             since 1986        Inc., a venture capital firm,            Oppenheimer Quest Value Funds
(08/17/33)                                  since 1988.                              Group, Oppenheimer Small Cap
                                                                                     Value Fund, Oppenheimer Midcap
                                                                                     Fund, and Oppenheimer Rochester
                                                                                     Group of Funds; Chairman of the
                                                                                     Board of Pimco Advisors VIT.

Grady Gammage, Jr.        Trustee since     Founding partner, Gammage &        2                  None
Phoenix, AZ (10/01/51)    2001              Burnham, PLC, a law firm,
                                            Phoenix, Arizona, since 1983;
                                            director, Central Arizona Water
                                            Conservation District, 1992-2004;
                                            director, Arizona State University
                                            Foundation since 1998.

John C. Lucking           Trustee since     President, Econ-Linc, an           3       Director, Sanu Resources
Phoenix, AZ               1994              economic consulting firm, since
(05/20/43)                                  1995; formerly Consulting
                                            Economist, Bank One Arizona and
                                            Chief Economist, Valley National
                                            Bank; member, Arizona's Joint
                                            Legislative Budget Committee
                                            Economic Advisory Panel and the
                                            Western Blue Chip Economic Forecast
                                            Panel; Board, Northern Arizona
                                            University Foundation since 1997;
                                            member, various historical, civic
                                            and economic associations.

Other Individuals
Chairman Emeritus

     Because of his importance to the shareholders and to enable the Board of Trustees to continue to have the benefit of his counsel, Mr. Lacy B. Herrmann has agreed to be Chairman Emeritus. The Chairman Emeritus may attend Board meetings but has no voting power.

Lacy B. Herrmann          Founder,          Founder and Chairman of the        N/A                   N/A
New York, NY              Chairman          Board, Aquila Management
(05/12/29)                Emeritus since    Corporation, the sponsoring
                          2005 and          organization and parent of the
                          Chairman of the   Manager or Administrator and/or
                          Board of          Adviser or Sub-Adviser to each
                          Trustees,         fund of the Aquilasm Group of
                          1992-2005         Funds; Chairman of the Manager
                                            or Administrator and/or Adviser or
                                            Sub-Adviser to each since 2004;
                                            Founder, Chairman Emeritus and
                                            Trustee of Aquila Rocky Mountain
                                            Equity Fund and Narragansett Insured
                                            Tax-Free Income Fund, Founder and
                                            Chairman Emeritus of Hawaiian
                                            Tax-Free Trust, Pacific Capital Cash
                                            Assets Trust, Pacific Capital
                                            Tax-Free Cash Assets Trust, Pacific
                                            Capital U.S. Government Securities
                                            Cash Assets Trust, Tax-Free Fund of
                                            Colorado, Churchill Tax-Free Fund of
                                            Kentucky, Tax-Free Trust of Arizona;
                                            Tax-Free Trust of Oregon and
                                            Tax-Free Fund For Utah; previously
                                            Chairman and a Trustee of each fund
                                            in the Aquilasm Group of Funds since
                                            its establishment until 2004 or
                                            2005; Director of the Distributor
                                            since 1981 and formerly Vice
                                            President or Secretary, 1981-1998;
                                            Trustee Emeritus, Brown University
                                            and the Hopkins School; active in
                                            university, school and charitable
                                            organizations.
Officers

Charles E.                Executive Vice    Executive Vice President of all     N/A                  N/A
Childs, III               President since   funds in the Aquilasm Group of
New York, NY              2003              Funds and the Manager and the
(04/01/57)                                  Manager's parent since 2003;
                                            formerly Senior Vice President,
                                            corporate development, Vice
                                            President, Assistant Vice President
                                            and Associate of the Manager's
                                            parent since 1987; Senior Vice
                                            President, Vice President or
                                            Assistant Vice President of the
                                            Aquila Money-Market Funds,
                                            1988-2003.

Todd W. Curtis,           Senior Vice       Senior Vice President and           N/A                  N/A
Phoenix, AZ (06/08/49)    President since   Portfolio Manager, Tax-Free
                          2004              Trust of Arizona, since August
                                            2004; Vice President and backup
                                            portfolio manager, Churchill
                                            Tax-Free Fund of Kentucky, since
                                            2004; Vice President and
                                            Portfolio Manager, Banc One
                                            Investment Advisors, Inc. and
                                            its predecessors, 1981-2004.

Jerry G. McGrew           Senior Vice       President of the Distributor        N/A                  N/A
New York, NY (06/18/44)   President since   since 1998, Registered Principal
                          2001              since 1993, Senior Vice President,
                                            1997-1998 and Vice President,
                                            1993-1997; Senior Vice President,
                                            Aquila Rocky Mountain Equity Fund
                                            and five Aquila Bond Funds since
                                            1995; Vice President, Churchill Cash
                                            Reserves Trust, 1995-2001.

Alan R. Stockman          Senior Vice       Senior Vice President, Tax-Free     N/A                  N/A
Scottsdale, AZ            President since   Trust of Arizona since 2001,
(07/31/54)                2001 and Vice     Vice President, 1999-2001; Vice
                          President         President, Aquila Rocky Mountain
                          1999-2001         Equity Fund since 1999; Bank
                                            One, Commercial Client Services
                                            representative, 1997-1999;
                                            Trader and Financial Consultant,
                                            National Bank of Arizona (Zions
                                            Investment Securities Inc.),
                                            Phoenix, Arizona 1996-1997.

Kimball L. Young          Senior Vice       Co-portfolio manager, Tax-Free      N/A                   N/A
Salt Lake City, UT        President since   Fund For Utah since 2001;
(08/07/46)                1999              Co-founder, Lewis Young
                                            Robertson & Burningham, Inc., a
                                            NASD licensed broker/dealer
                                            providing public finance
                                            services to Utah local
                                            governments, 1995-2001; Senior
                                            Vice President of two Aquila
                                            Bond Funds and Aquila Rocky
                                            Mountain Equity Fund; formerly
                                            Senior Vice President-Public
                                            Finance, Kemper Securities Inc.,
                                            Salt Lake City, Utah.

Marie E. Aro              Vice President    Senior Vice President, Aquila       N/A                   N/A
Denver, CO (02/10/55)     since 2004        Rocky Mountain Equity Fund, and
                                            Vice President, Tax-Free Trust
                                            of Arizona, since 2004; Vice
                                            President, INVESCO Funds Group,
                                            1998-2003; Vice President,
                                            Aquila Distributors, Inc.,
                                            1993-1997.

Robert W. Anderson        Chief             Chief Compliance Officer of the     N/A                   N/A
New York, NY              Compliance        Trust, the Manager and the
 (08/23/40)               Officer since     Distributor since 2004,
                          2004 and          Compliance Officer of the
                          Assistant         Manager or its predecessor and
                          Secretary         current parent since 1998 and
                          since 2000        Assistant Secretary of the
                                            Aquilasm Group of Funds since
                                            2000; Consultant, The Wadsworth
                                            Group, 1995-1998.

Joseph P. DiMaggio        Chief Financial   Chief Financial Officer of the      N/A                   N/A
New York, NY              Officer since     Aquilasm Group of Funds since 2003
(11/06/56)                2003 and          and Treasurer since 2000;
                          Treasurer since   Controller, Van Eck Global Funds,
                          2000              1993-2000.

Edward M. W. Hines          Secretary       Partner, Hollyer Brady Barrett &    N/A                   N/A
New York, NY                since 1985      Hines LLP, legal counsel to the
(12/16/39)                                  Trust, since 1989; Secretary of
                                            the Aquilasm Group of Funds.

John M. Herndon             Assistant       Assistant Secretary of the          N/A                   N/A
New York, NY (12/17/39)     Secretary       Aquilasm Group of Funds since
                            since           1995 1995 and Vice President of the
                                            three Aquila Money-Market Funds
                                            since 1990; Vice President of the
                                            Manager or its predecessor and
                                            current parent since 1990.

Lori A. Vindigni          Assistant         Assistant Treasurer of the          N/A                   N/A
New York, NY              Treasurer since   Aquilasm Group of Funds since
(11/02/66)                2000              2000; Assistant Vice President
                                            of the Manager or its predecessor
                                            and current parent since 1998; Fund
                                            Accountant for the Aquilasm Group of
                                            Funds, 1995-1998.


(1)The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Trustees
                                (as of 06/30/05)




                                Dollar Range of               Aggregate Dollar
                                Ownership in                  Range of Ownership
                                Tax-Free                      in the Aquilasm
Name of                         Trust of                      Group of Funds(1)
Trustee                         Arizona(1)

Interested Trustees
Diana P. Herrmann                  B                              E

Non-interested Trustees
Ernest Calderon                    C                              C

Thomas W. Courtney                 B                              C

Grady Gammage, Jr.                 B                              C

John C. Lucking                    E                              E

Anne J. Mills                      C                              D

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2005 the Trust paid a total of $131,431 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquilasm Group of Funds.


                                           Compensation      Number of
                                           from all          boards on
                          Compensation     funds             which the
                          from the         in the            Trustee now
                          Trust            Aquilasm          serves
Name                                       Group of
                                           Funds



Ernest Calderon             $10,400         $10,400           1



Thomas W. Courtney          $13,225         $65,975           5



Grady Gammage, Jr.          $13,400         $20,050           2


John C. Lucking             $16,125         $35,075           3



Anne J. Mills               $17,550         $56,600           4




         Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

         The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of July 31, 2005, these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended June 30, 2005, the Trust paid $1,687,486 in management fees.


         During the fiscal year ended June 30, 2005, $613,300 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which, $28,699 was retained by the Distributor. With respect to Class C Shares, during the same period $84,858 was paid under Part II of the Plan and $28,286 was paid under the Shareholder Services Plan. Of these total payments of $113,144, the Distributor received $20,580. All of such payments were for compensation.


         The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current and former employees of Aquila Investment Management LLC.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Thomas W. Courtney, Grady Gammage, Jr., John
C. Lucking and Anne J. Mills. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

         During the Trust's last fiscal year, the Board of Trustees held five meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

         The Trust's policy is that all Trustees who can do so attend the Annual Meeting.

         The Trust has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held no meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

         Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager.


Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

         Tait, Weller & Baker ("TWB") has been preliminarily selected as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2006 by the Trust's Audit Committee, after requesting from the Manager and receiving the results of interviews and evaluations of a number of possible firms. The selection has been preliminarily ratified by the Board of Trustees, including a majority of the Independent Trustees. TWB has concentrated its accounting practice primarily in the mutual fund industry for more than 40 years and is one of the industry's largest providers. It is anticipated that immediately prior to the Annual Meeting of Shareholders, selection of TBW by the Audit Committee and ratification by the Board of Trustees will be formally confirmed at meetings attended in person by members of the Audit Committee and Board, respectively.

         KPMG ("KPMG") has served as the Trust's independent registered public accounting firm for all of the Trust's fiscal years from its inception through its fiscal year ended June 30, 2005. Throughout that period, KPMG's reports on the Trust's financial statements, including those for the Trust's two most recent fiscal years, contained no adverse opinion or disclaimer of opinion. No reports were qualified or modified as to uncertainty, audit scope, or accounting principles. Since inception and including the last two fiscal years and the subsequent period through the date of this proxy statement, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds required to be disclosed under regulations applicable to proxy statements.

         The following table represents fees for professional audit services rendered by KPMG for the audit of the Trust's annual financial statements for the fiscal years ended June 30, 2004 and 2005, and fees billed for other services rendered by KPMG.


                                            2004             2005

        Audit Fees                         $27,400         $24,530

        Audit related fees                       0               0
                                           -------          ------

        Audit and audit related fees        27,400          24,530

        Tax fees (1)                         8,750           8,440

        All other fees                           0               0
                                            ------          ------

            Total                          $36,150         $32,970
                                            ======          ======


 (1) Tax fees consisted of fees for tax consultation and tax compliance services.

         KPMG did not perform any services during the fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

         All audit and non-audit services performed by KPMG on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee reviewed all services performed and fees charged by KPMG and accepted its representation that it was independent with respect to its audit of the Trust's financial statements for the year ended June 30, 2005. The Audit Committee has reviewed all services to be performed and fees to be charged by TWB and in recommending appointment of TWB for the fiscal year ending June 30, 2006 has accepted its representation that it is independent.

         It is expected that representatives of neither firm will be present at the meeting but representatives of each firm will be available should any matter arise requiring their presence.

Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Arizona

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on October 12, 2005

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

         To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

         To vote your shares by the Internet, contact the Trust at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

         You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                            Tax-Free Trust of Arizona

                 Proxy for Shareholder Meeting October 12, 2005
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Trust of Arizona (the "Trust") whose signature(s)appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held Wednesday, October 12, 2005 at the Arizona Biltmore Resort and Spa, Gold Room, 2400 E. Missouri Avenue, Phoenix, Arizona, at 10:00 a.m. Mountain Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance
You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or send an e-mail to info@aquilafunds.com


Address changes/comments: --------------------------
                          --------------------------
                          --------------------------

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: ---------------------, 2005


---------------------------------
 Signature(s) (SIGN IN THE BOX)


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such.
Joint owners should each sign.

Tax-Free Trust of Arizona

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Ernest Calderon 02) Thomas W. Courtney 03) Grady Gammage, Jr. 04) Diana P. Herrmann* 05) John C. Lucking 06) Anne J. Mills

     * interested Trustee


               [  ] FOR ALL

               [  ] WITHHOLD ALL

               [  ] FOR ALL EXCEPT





---------------

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.



[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2.        Action on selection of Tait, Weller &
          Baker as independent registered public
          accounting firm. (Proposal No.2 in Proxy
          Statement)

                  FOR [  ]  AGAINST  [  ]  ABSTAIN [  ]


As to any other matter said proxies shall vote in accordance with their best judgment.

             I plan to attend the annual meeting in Phoenix        [__]

             I plan to attend the outreach meeting in Tucson       [__]

             I plan to attend the outreach meeting in Sun City     [__]

For address changes and/or comments, please check the box at right and write them on the front where indicated.

                                                            [ ]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.